EXHIBIT 23.1

CONSENT OF COUNSEL

We hereby consent to the reference to us in the Prospectus constituting part of this Form S-1 Registration Statement for Millennium Group World Incorporated under the caption “Legal Matters”.

/s/CARL N. DUNCAN, ESQ., LLC

Bethesda, Maryland

April 28, 2008